UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------
                                    FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF
                1939 OFA CORPORATION DESIGNATED TO ACT AS TRUSTEE
                           --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______
                           --------------------------

                 UNITED STATES TRUST COMPANY OF NEW YORK (Exact
                  name of trustee as specified in its charter)

            NEW YORK                                          13-3818954
 (Jurisdiction of incorporation                           (I. R. S. Employer
  if not a U. S. national bank)                           Identification No.)

      114 WEST 47TH STREET                                    10036-1532
       NEW YORK,  NEW YORK                                    (Zip Code)
    (Address of principal
     executive offices)

                                      NONE
            (Name, address and telephone number of agent for service)
                           --------------------------

                                 INTERPOOL, INC.
               (Exact name of obligor as specified in its charter)

          NEW JERSEY                                         13-3467669
 (State or other jurisdiction of                          (I. R. S. Employer
 incorporation or organization)                           Identification No.)

    211 COLLEGE ROAD EAST
    PRINCETON, NEW JERSEY                                       08540
(Address of principal executive offices)                     ( Zip Code)

                              7.20% NOTES DUE 2007
                       (Title of the indenture securities)

                                                                   T-STD. 1
                                                                   T-1, KDI11

                                     GENERAL


1.   GENERAL INFORMATION

          FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          FEDERAL RESERVE BANK OF NEW YORK (2ND DISTRICT), NEW
YORK, NEW  YORK
                  (BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM)
             FEDERAL DEPOSIT INSURANCE CORPORATION, WASHINGTON, D.C. NEW YORK STATE BANKING DEPARTMENT, ALBANY, NEW YORK

          (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          THE TRUSTEE IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

2.   AFFILIATIONS WITH THE OBLIGOR

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

             NONE

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15:

     THE OBLIGOR IS CURRENTLY NOT IN DEFAULT UNDER ANY OF ITS OUTSTANDING SECURITIES FOR WHICH UNITED STATES TRUST COMPANY OF NEW YORK IS TRUSTEE. ACCORDINGLY, RESPONSES TO ITEMS 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15 OF FORM T-1 ARE NOT REQUIRED UNDER GENERAL INSTRUCTION B.

16.      LIST OF EXHIBITS

     T-1.1       --        ORGANIZATION CERTIFICATE, AS AMENDED, ISSUED
                           BY THE  STATE OF NEW YORK BANKING DEPARTMENT
                           TO TRANSACT  BUSINESS AS A TRUST COMPANY, IS
                           INCORPORATED BY  REFERENCE TO EXHIBIT T-1.1
                           TO FORM T-1 FILED ON  SEPTEMBER 15, 1995
                           WITH THE COMMISSION PURSUANT TO  THE TRUST
                           INDENTURE ACT OF 1939, AS AMENDED BY THE
                           TRUST INDENTURE REFORM ACT OF 1990
                           (REGISTRATION NO.  33-97056).

     T-1.2        --       INCLUDED IN EXHIBIT T-1.1.

     T-1.3        --       INCLUDED IN EXHIBIT T-1.1.

                                                                 T-STD. 2
                                                                 T-1, KDI11

16.      LIST OF EXHIBITS
     (CONT'D)

     T-1.4        --       THE BY-LAWS OF UNITED STATES TRUST COMPANY
                           OF NEW  YORK, AS AMENDED, IS INCORPORATED BY
                           REFERENCE TO  EXHIBIT T-1.4 TO FORM T-1
                           FILED ON SEPTEMBER 15, 1995 WITH THE
                           COMMISSION PURSUANT TO THE TRUST INDENTURE
                           ACT OF 1939, AS AMENDED BY THE TRUST
                           INDENTURE REFORM ACT OF 1990 (REGISTRATION
                           NO. 33-97056).

     T-1.6        --       THE CONSENT OF THE TRUSTEE REQUIRED BY
                           SECTION 321(B) OF THE TRUST INDENTURE ACT
                           OF 1939, AS AMENDED BY THE TRUST INDENTURE
                           REFORM ACT OF 1990.

     T-1.7        --       A COPY OF THE LATEST REPORT OF CONDITION OF
                           THE TRUSTEE  PURSUANT TO LAW OR THE REQUIREMENTS OF
                           ITS SUPERVISING OR EXAMINING AUTHORITY.

NOTE

AS OF AUGUST 22, 1997, THE TRUSTEE HAD 2,999,020 SHARES OF COMMON
STOCK OUTSTANDING, ALL OF WHICH ARE OWNED BY ITS PARENT COMPANY, U.S. TRUST CORPORATION. THE TERM "TRUSTEE" IN ITEM 2, REFERS TO EACH OF UNITED STATES TRUST COMPANY OF NEW YORK AND ITS PARENT COMPANY, U. S. TRUST CORPORATION.

IN ANSWERING ITEM 2 IN THIS STATEMENT OF ELIGIBILITY AS TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR ITS DIRECTORS, THE TRUSTEE HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR AND WILL RELY ON INFORMATION TO BE FURNISHED BY THE OBLIGOR AND THE TRUSTEE DISCLAIMS RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.

                               ------------------

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, UNITED STATES TRUST COMPANY OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 22ND OF OCTOBER 1997.

UNITED STATES TRUST COMPANY
       OF NEW YORK, TRUSTEE

BY:  /s/ Gerard F. Ganey
     -------------------
     GERARD F. GANEY
     SENIOR VICE PRESIDENT


                                                      T-STD. 3
                                                      T-1, KDI11

                                                          EXHIBIT T-1.6

        THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE ACT.

                     UNITED STATES TRUST COMPANY OF NEW YORK
                              114 WEST 47TH STREET
                               NEW YORK, NY 10036


October 22, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK



BY: /S/Gerard F. Ganey
-------------------------
    Senior Vice President

                                                             T-STD. 4
                                                             T-1, KDI11

                                                        EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                  JUNE 30, 1997
                                 (IN THOUSANDS)

ASSETS
Cash and Due from Banks                               $    83,529
Short-term Investments                                    259,746
Securities, Available for Sale                            924,165

Loans                                                   1,437,342
Less:  Allowance for Credit Losses                         13,779
                                                      ------------
      Net Loans                                         1,423,563
Premises and Equipment                                     61,515
Other Assets                                              122,696
                                                      -----------
      Total Assets                                     $2,875,214
                                                      ============
LIABILITIES
Deposits:
      Non-Interest Bearing                             $  763,075
      Interest Bearing                                  1,409,017
                                                      -------------
       Total Deposits                                   2,172,092

Short-Term Credit Facilities                              404,212
Accounts Payable and Accrued Liabilities                  132,213
                                                      -------------
      Total Liabilities                                $2,708,517

STOCKHOLDER'S EQUITY
Common Stock                                               14,995
Capital Surplus                                            49,541
Retained Earnings                                         100,930
Unrealized Gains (Losses) on Securities
     Available For Sale, Net of Taxes                       1,231
                                                      ------------
Total Stockholder's Equity                                166,697
                                                      ------------
    Total Liabilities and Stockholder's Equity         $2,875,214
                                                      ============

I, RICHARD E. BRINKMANN, SENIOR VICE PRESIDENT & COMPTROLLER OF THE
NAMED BANK DO HEREBY DECLARE THAT THIS STATEMENT OF CONDITION HAS BEEN PREPARED IN CONFORMANCE WITH THE INSTRUCTIONS ISSUED BY THE APPROPRIATE REGULATORY AUTHORITY AND IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

RICHARD E. BRINKMANN, SVP & CONTROLLER

AUGUST 7, 1997

                                                            T1-EDGAR.
                                                            T-1,KDI11